UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported): May 26, 2010

INFINITY PROPERTY AND CASUALTY CORPORATION

(Exact name of Registrant as specified in its Charter)

Ohio	000-50167	03-0483872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )

3700 Colonnade Parkway, Birmingham, Alabama 35243

(Address of Principal Executive Offices)        (Zip Code)

(205) 870-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 26, 2010, the Board of Directors (the “Board”) of Infinity Property and Casualty Corporation (the “Company”) agreed to amend certain terms of the employment agreements of Messrs. Godwin, Pitrone, Simon and Smith relating to payments to be made upon termination by the Company without cause or by the executive for good reason. The full text of the amendments to the employment agreements of Messrs. Godwin, Pitrone, Simon and Smith is set forth on Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Form 8-K and incorporated by reference as if fully set forth herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 26, 2010, the Company’s shareholders voted on four proposals, set forth below, at the 2010 Annual Meeting of Shareholders (the “Meeting”). Of the 13,275,964 shares of common stock outstanding as of March 30, 2010, the record date, 12,696,336 shares were represented at the Meeting (in person or by proxy), constituting 95.6% of the outstanding shares entitled to vote. At the Meeting, the shareholders approved all of the director nominees and each of the proposals presented. The final result of voting on each of the proposals is as follows:

Proposal 1.	Election of ten directors.

Nominee	Votes For	Votes Withheld
Maria Teresa Alvarez Canida	12,348,158	80,531
Jorge G. Castro	11,040,139	1,388,550
James R. Gober	12,209,614	219,075
Harold E. Layman	12,348,358	80,331
Drayton Nabers, Jr.	12,348,158	80,531
Samuel J. Simon	12,297,552	131,137
Roger Smith	11,582,806	845,883
William Stancil Starnes	12,348,358	80,331
Gregory C. Thomas	10,944,113	1,484,576
Samuel J. Weinhoff	11,040,306	1,388,383

Proposal 2.	Ratify appointment of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,590,252	106,020	64	0

Proposal 3.	Approve the Annual Executive Bonus Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,178,005	249,533	1,151	267,647

Proposal 4.	Approve the Second Amended and Restated 2008 Performance Share Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,098,537	328,669	1,483	267,647

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

10.1    Amendment No. 1 to the Employment Agreement for Mr. Godwin

10.2    Amendment No. 1 to the Employment Agreement for Mr. Pitrone

10.3    Amendment No. 1 to the Employment Agreement for Mr. Simon

10.4    Amendment No. 1 to the Employment Agreement for Mr. Smith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INFINITY PROPERTY AND CASUALTY CORPORATION

BY:	/s/ Samuel J. Simon
Samuel J. Simon Executive Vice President and General Counsel

June 1, 2010